Listing Report:Supplement No. 157 dated Jan 29, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 279685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.06% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2002	Debt/Income ratio:	11%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	20y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,467	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	elbee252	Borrower's state:	Virginia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off dell, fingerhut, loan
I am a? 57? year? old? African American female, divorced for? 4? years, 3 grown adult sons,? ages 37, 25 and 26. My 25 year old has received his Associate degree in Computer Electronics. He will then be a junior studying for his bachelor?s degree; 3 beautiful grand daughters, ages 10 years, 8 years and 6? years..?

??I have been with my current employer, employed as a Computer Operator? for 21+? years. I may be receiving a promotion in a few weeks, but that?s to be determined ..?A? few years ago, due to extentuating circumstances,? I got behind in my mortgage payments of a house I purchased which started a domino effect on the rest of my bill payments. That house has been sold.?? But things have greatly improved since 2001. I filed a chapter 7 bankruptcy in 2004,? which was totally discharged and can be easily verified; but since found that It was not needed. My credit problems could have been solved through debt consolidation.... I have since then purchased another home of which I made on time payments for 21 months, which can be easily verified. I recently have had some delinquencies that occurred due a utility bill that wasn?t paid during a tendancy in the rental property that I owned, that wasn?t paid? I?m currently making partial payments and am down to one more payment and it? should be resolved.. I?m not aware of any other delinquencies.

I'm asking for a chance to prove myself and to get my credit scores up to where they should be. If you bid on my listing I promise that I will not let you or my team down. Making my payments on time will be my top priority each month, I sincerely promise you that and as you can see from my financial details, I will have the money to do it.$1400 toward credit card, $1000 will go towards a personal loan, $1450 Dell Financial, $1150 towards?Fingerhut and payday loans?.? For a total loan request of $5,000.

HERE ARE MY MONTHLY FINANCIAL DETAILS:

Net income after payroll deductions from all sources: $ 2800

Mortgage/Rent: $ 525
Phone: $165
Gas: $?150
Electricity: $ 95
Car Loan and Operating Expenses: $ 146
Food: $ 150
Insurance: $ 134
Cable/Internet: $ 107.00
Clothing $ 50
Credit cards and loans that won't be paid off with my Prosper loan: $ 0
Other: $ 50?
Total Monthly Expenses : $ 1572.00

I will have $1228.00 left which is more than enough to make the payments on my Prosper loan.
?As you can see, I am determined to get back on track with my finances. If given? the chance, my credit score will show a great improvement by the time?this loan is paid off ....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$297.31

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2005	Debt/Income ratio:	21%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	20y 8m
Amount delinquent:	$181	Revolving credit balance:	$7,197	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	TTYYCOM	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	700-719 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	660-679 (May-2008) 660-679 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
BUYING BANK OWNED PROPERTY
HARD WORKING HONEST LOOKING TO??PURCHASE BANK OWNED PROPERTY? ALREADY OWN? A 2 UNIT RENTAL PROPERTY OCCUPIED? 1 HOUSE
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,350.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$102.14

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-2001	Debt/Income ratio:	18%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,940	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dasbuntenheim	Borrower's state:	California	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	740-759 (Latest)
Principal borrowed:	$7,475.00	< mo. late:	0 ( 0% )	720-739 (Nov-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate debt at a lower APR.

My financial situation:
I am a good candidate for this loan because I have very stable job in the Intellectual Property field that requires my position?for liability insurance purposes. I have never missed a payment in my life. I've had a Prosper loan in the past and had a great experience with it. Was able to pay?back early?in full after making successful investments. Here is the breakdown for my income/expenses:

Net Income - 2700/mo (after taxes, benefits, 401k contributions, etc.)

Expenses - 1918

Rent - 565/mo
Student Loan - 150/mo
Utilities - 65/mo
Helping pay retired parent's utilities - 200/mo
Loan Payment - 293/mo
Food/Entertainment - 400/mo
Prosper Investment - 50/mo
Credit Card Payments - 195/mo

Thank you very much for taking a look at my listing and help me help you earn a good return on your money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	41%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$15,093	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	SarahFit	Borrower's state:	Massachusetts	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	700-719 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	720-739 (Nov-2007) 680-699 (Jan-2007)
Principal balance:	$3,122.17	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
Good Standings with Prosper Lenders
Purpose of loan:
This loan will be used to pay off?one large?credit card that I needed to use for an emergency. The monthly payment for the large credit card is $300, and if?I get this loan, that money will go to Prosper Lenders' instead.???

My financial situation:
I am a good candidate for this loan because?I recently been promoted from?Concierge to Membership Manager with a nice pay raise. I have never missed a previous (or current) prosper loan payment. I am very reliable and hold?steady employment with the same company for over four years. ??

Monthly net income:?$2400 (after taxes)?

Monthly expenses: $1715
??Housing: $550 (rent)?
??Insurance: $0?
??Car expenses: $0
??Utilities: $75?
??Phone, cable, internet: $75?
??Food, entertainment: $100?
??Clothing, household expenses $100?
??Credit cards and other loans: $475 (this will be only $175)
? Prosper Loan (ending in Dec 2010): $340

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$346.90

Auction yield range:	6.06% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1990	Debt/Income ratio:	34%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,950	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-punctual-deal	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit cards and unexpected
Purpose of loan.

Pay credit cards.

My financial situation:
I pay my bills on time and have never been late.? My debt is not from shopping, vacations, or a lot of frivolous spending.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1990	Debt/Income ratio:	32%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	20y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,438	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sweet-moola0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get rid of debt once and for all
This loan will be used to consolidate my debt,so that i can manage all the important things in life such as my children's education and well being.
My financial situation is fairly good.I have been with this state agency for over 20 years and i am fully vested.
I am a good candidate for this loan because over the years,i have shown that i am a responsible individual and my intent is to pay back what i owe.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$63.04

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$39,924	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dollar-mammalian	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fix automobiles
Purpose of loan:
This loan will be used to?
Replinished the used car lot and to make the necessary auto repairs needed on some of the vehicles.
My financial situation:
I am a good candidate for this loan because? I have excellent credit and our business has been very successfull in the location that we serve. I am located in a small town and our family is known for its respectable and reliable business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$282.48

Auction yield range:	17.06% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1984	Debt/Income ratio:	7%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	5y 9m
Amount delinquent:	$15,052	Revolving credit balance:	$2,542	Occupation:	Professional
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Royaltea	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2007)
Principal balance:	$1,513.30	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
2nd Loan - To pay off 401k loan
Purpose of loan:
To pay off the remaining balance of a loan that was taken out several years ago?against?my 401K? plan.??? A portion will be used to pay off the $1500 remaining balance on first Prosper Loan

My financial situation:
Much improved!??Both cars are?paid off, and the two remaining credit cards have been paid down.???And the Hubby's income has?improved, too.? ??We are still in line for an inheritance when the house in California sells.?? The buyer is presenlty in a rent-to-own agreement, and we expect to close the sale by the end of?the year.? ?

My income alone can take care of our expenses and?this Propser Loan payment.???Unfortunately, our?credit has taken a hit this past year as we've been working with the?bank (for 11 months now) to try?to get our mortage interest rate reduced.?? We've been making?reduced "trial payments" during this negotiation, but the bank is still reporting against the?original mortgage payment amount.? Even though we've met all the payments per the "trial payment plan"?it?is still showing as a deliquency on?the credit.??Very?frustrating.???

Monthly net income: $ 4800
(does not include spouse's income?of $3200 per month)

Monthly expenses: $ 3700
??Housing: $?2400
??Insurance: $ 200
??Car expenses: $?0
??Utilities: $ 100
??Phone, cable, internet: $?120
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?300
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$157.84

Auction yield range:	4.06% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1987	Debt/Income ratio:	28%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,746	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	note-waterfall	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me finish getting debt-free!
Purpose of loan:
This loan will be used to pay off my last credit card balance before the interest rate skyrockets to 18+ percent.

My financial situation:
I am a good candidate for this loan because we have worked hard and simplified our monthly expenses to pay off credit cards (about $45,000 paid off since 2007). We own only one car (long ago paid off), we moved into a house with rent $320/month lower than what we were paying, we haven't had cable TV in years, we use only a pre-paid cell phone (about $100/year), and we know every free fun thing to do in town! We'd rather pay a fair rate to Prosper lenders than a ridiculous rate to Capital One.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,313	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-engaging-duty	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Office equipment
Purpose of loan:
This loan will be used to? supply my office with additional equipment as we are expanding.

My financial situation:
I am a good candidate for this loan because? over the past three years I have increased my production and am currently earning over $100K in income.

Monthly net income: $ 9,200.00

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 300
??Car expenses: $ 600
??Utilities: $ 250
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$234.45

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1988	Debt/Income ratio:	35%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$37,509	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dough-shrine9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off credit card
Purpose of loan:
This loan will be used to? pay off?credit.?

My financial situation:
I am a good candidate for this loan because? Last year I made over $130,000 at my job with overtime and I made another $10,000 on side projects.??I make all my payments on time but the balances go down?very slow.??My goal is to be debt free so I can become a lender.? Hope this helps.? Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$139.98

Auction yield range:	3.06% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1996	Debt/Income ratio:	16%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,714	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	aguahombre	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	820-839 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	720-739 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Need to fix sewage problems
I am a former Prosper lender and borrower who is back.? This time around, I have a house and a 4 month old baby.? I also have a sewage issue in this house that is going to cost $8,200 to rectify.? It involves?replacing the?pipes from just?outside the house to the street, removing a tree, and replacing the sidewalk.? This absolutely has to be done as soon as possible, as all the water we use in our house?backs up through a drain in our basement.? This is not only an inconvenience, but it is also unhealthy.? My wife and I both have recession-proof jobs and excellent credit and we?never?missed a payment?on our last Prosper listing.? Thanks for looking.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	0 / 0	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dignified-payment7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing my home
Purpose of loan:
This loan will be used to? fix my home

My financial situation:
I am a good candidate for this loan because? I dont have any other payments to make there fore I will pay back fast. My husband takes care of all? bills.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $?
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$54,175	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	alluring-auction1	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for College
Purpose of loan:
This loan will cover the last term of grad school for my son.?????????

My financial situation:
I have lived in the same house for 30 years, and I have been teaching for 25 years all together. I pay my bills on time, and have never filed for bankruptcy, even after my divorce 18 years ago. I believe that you should only take out a loan if it is nessiary; a flat screen TV and a Nintendo hardly count. I also believe that if you take out a loan it is your ethical responsibility to pay it back; someone was nice enough to loan you the money, its only right that you return that kindness. That is why I did not go bankrupt after the divorce, all those years ago. It is important to demonstrate this kind of responsibility for our children. My kids maybe grown now, but it is still right thing to model good values.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.80%	Starting borrower rate/APR:	9.80% / 11.90%	Starting monthly payment:	$144.78

Auction yield range:	4.06% - 8.80%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	42%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,694	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Loan-trust25	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to refi credit cards
Purpose of loan:
This loan will be used to pay off one of my credit cards faster, so I can re-invest.
I have a revolving credit card with a 4500 balance at 14%. At the current rate (with revolving terms)?it will take me over 7 years to pay the card off paying?$200 a month. With a prosper installment loan making the same payments, I can have this paid off in 2 years or less.

My financial situation:
I am a good candidate for this loan because I take my credit seriously. I worked hard to build up my credit to what it is today, and continue?to?pay all my bills on time. I am an active lender in the prosper community, but with the recent hikes in credit card rates,
I haven't been able to invest as much anymore.? I do have enough for payments but looking for lower rates to pay them off faster so I can continue to re-invest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,423.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$521.86

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2009	Debt/Income ratio:	>1000%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$27	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bill-lyrics	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to further my education in the field of cosmetology and make up artistry

My financial situation:
I am a good candidate for this loan because I will have a job working at universal studios once I get done with school and i will also be working in a salon while I am in school.

Monthly net income: $

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 25
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 20,000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1969	Debt/Income ratio:	27%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	34y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,523	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BobSpellman	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	680-699 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-699 (Dec-2007)
Principal balance:	$5,841.42	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Financing Cost-Class Action Lawsuit
Purpose of loan:
This loan will be used to?Finance the costs of filing a class action lawsuit?

My financial situation:
I am a good candidate for this loan because? I am a practicing attorney for the past 32 years with an excellent record.

Monthly net income: $ 6,500.00

Monthly expenses: $ 4,750.00
??Housing: $ 1900.00
??Insurance: $ 500.00
??Car expenses: $ 560.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 350.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,277	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	redeclipse	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2008)
Principal balance:	$335.39	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Finish iPhone Game
Purpose of loanThis loan will be used fund the final stages of development for my Computer/iPhone game. I have been working on this game for 13 months. The game should be selling within 4 months. This loan will be used for licensing fees for development tools and software, advertising, copyright fees, business licensing, legal fees, and so on.
Anticipated ExpenseAmountDevelopment Software License $ 750iPhone Developer's License$ 99Copyright registration$ 50 - $115Advertising$ 50 - $100Total anticipated$1,049+
Why am I a good candidate for this loan?I am a good candidate for this loan because I have paid my current Prosper loan off quickly, on time, and ahead of schedule. I do this with all my loans. I have a good credit score, and I am smart with my finances. I have been able to run a small business and I am dedicated to what I do. I work hard, and I always do a quality job. I strongly believe my project will work out well. The iPhone market is very lucrative and is quickly growing. I have been working on this game for a year and a month, I have put over 3000 hours of work into it, and have recruited the volunteer assistance of 20 people in various vocations to do voice acting, art, composition, and so on. I plan to see it through to the end and if the project is successful, the loan should be fully paid back by mid-summer of this year. But even if my video game project does not work out the way I expect it to, I have backup plans for paying off debts properly which I lan to follow through on.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$97.72

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1989	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$286	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	UCLA4life	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,100.00	< mo. late:	0 ( 0% )	660-679 (Nov-2007) 660-679 (Oct-2007) 700-719 (May-2007) 640-659 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
3rd LOAN - - ZERO RISK - - LENDER
About Me:

I've been a Prosper lender since Feb 2007 and have a loan portfolio approx. 196 loans and about $12k invested. You can check out my stats @ lendingstats.com, my name is UCLA4LIFE. I am also a group leader in the UCLA STAFF, STUDENTS, and ALUMNI Group here on Prosper.

http://www.lendingstats.com/memberProfile?lenderId=UCLA4life

Purpose of Loan:

This is my third loan on prosper...my first was paid back about 8 months ago. All payment were on time and I take my credit score very seriously. The purpose of this loan is to consolidate a chase credit cards, where I pay about 15% interest and use my lending portfolio and income from work to make the monthly payments on this loan.

I dont plan one keeping this loan for the duration of the three years, I will probably pay it all back in 2 years.

My financial situation:

I have over 40K in my Roth Ira.
I earn 1000 dollars a month working for my fathers business.

Monthly expenses: Are low as I live with my parents.

Housing: $0 live with parents
Insurance: $0 parents pay for it
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $500
Clothing, household expenses $0
Credit cards and other loans: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$168.47

Auction yield range:	4.06% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1993	Debt/Income ratio:	33%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	26 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	71	Length of status:	18y 7m
Amount delinquent:	$0	Revolving credit balance:	$78,140	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-serrano	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt

Purpose of loan: This loan will be used to??pay?for the installation of energy efficient windows and a patio door in my home. I recently had the windows/door installed using the installation company's?financing.?Although?my credit is excellent and I had no problems?getting the financing, I would like to get a loan at a lower rate.?

My financial situation:
I am a good candidate for this loan because? of?my job stability. I have been a federal government employee since 1991 and, before that, worked in private industry after graduating from college. I have maintained a good credit rating my entire adult life indicatng?my ability to repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1988	Debt/Income ratio:	38%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	12
Screen name:	orange-p2ploan-sushi	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$74.87

Auction yield range:	4.06% - 16.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	13.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,009	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	proud-integrity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College. Engineering degree in May
Purpose of loan:
This loan will be used to help pay tuition and expenses for my last semester of college.? I will graduate with a degree in Environmental Engineering in May,? which is a very marketable degree.? I'm asking for this loan because I am over a unit cap and this prevents me from receiving financial aid from the government. I guess I took too many "extra" classes.? I would rather loan money from honest random people than from a large bank. Thank you for considering this loan.? You will make a profit on this loan.

My financial situation:
I am a good candidate for this loan because I have good credit and a proven ability to generate income;? I've worked in construction for 6 years.? Once I graduate, there will be better jobs possible for me. ?The income below reflects the time when I worked in construction. ?A typical envirionmental or civil engineering job?will start at between $3,900 and $4,500 per month.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$180.91

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	19.94%
Lender servicing fee:	1.00%	Estimated return:	-2.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2005	Debt/Income ratio:	19%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,238	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	WhiteRoses	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	600-619 (Dec-2009) 520-539 (Jun-2008)
Principal balance:	$1,579.79	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
PERFECT PAYMENT HISTORY-2ND PROSPER
Purpose of loan:
This loan will be used to?consolidate my credit card debt.?Getting this loan will not only improve my credit score but help me manage my finances?as well as consolidate?all of my credit card bills into one monthly payment. I am expecting an income tax refund of $3,128 which will also contribute to paying down my?credit cards. Getting this loan will also increase my cash flow by approximately $250.

My financial situation:
I am a good candidate for this loan because I have never been late on any credit card or loan payments. I have been employed for four years and five months.?My salary is $42,500

I also own a web boutique.?Contact me for the URL if interested.?Please note that?the majority of credit card?debt was incurred to purchase inventory for my store which?generates between $300 and $500 a month including sales and advertising revenue.?

Monthly net income: $ 3039

Monthly expenses: $?1583
??Housing: $ 300
??Insurance: $ 158
??Transportation: $ 89
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 601
??Business expenses: $ 40

Thank you for taking the time to view my listing.
Kind Regards

JS
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,688	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	9
Screen name:	coin-gondola	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A.S. to B.S. Degree help for fam
Purpose of loan:
This loan will be used to? provide the cushion needed for dealing with expedited classes and securing a full time job. Most importantly, to provide me with a higher education to have more opportunities for success.

My financial situation:
I am a good candidate for this loan because? I am an asset in the banking industry, which regardless of lending problems, is a good job market for experienced bankers. ???? ???? ???? ???? ????

Monthly net income: $ 0

Monthly expenses: $ 430 ???? ???? ????
??Housing: $ 0 ???
??Insurance: $ 0
??Car expenses: $ 110
??Utilities: $ 100
??Phone, cable, internet: $ 80
??Food, entertainment: $ 60
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 90
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	19 / 19	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	38	Length of status:	6y 6m
Amount delinquent:	$244	Revolving credit balance:	$21,806	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pragmatic-credit4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to consolidate and liquidate credit card?debt.?

My financial situation:
I am a good candidate for this loan because, I?am very?mindful of my credit and am seeking resources to improve it as I accrued my credit card debt in the process of starting?my?business over 7 years ago and although I have been paying all of my credit cards, it is merely impossible to pay them off with increasing interest rates and "fees" charge by credit card companies.? ?

Monthly net income: $ 10,000+

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 250
??Car expenses: $ 500
??Utilities: $?150
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2,500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	11.06% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	16 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	24y 7m
Amount delinquent:	$0	Revolving credit balance:	$143,499	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	pillow398	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Construction in winter
Purpose of loan:
This loan will be used to?

Carry equipment and various Buisness bills through Winter Months

My financial situation:
I am a good candidate for this loan because?

I have very good credit. Have never been late on anything. I usually? use buisness Credit Cards but as you know they have lowered most limits to amount owed or close to it.Messing everything up. You should be judged on your history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1999	Debt/Income ratio:	35%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	1y 6m
Amount delinquent:	$9,043	Revolving credit balance:	$3,825	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	courageous-payment	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay rent including late fee
Purpose of loan:
This loan will be used to? Pay my rent and late fees

My financial situation:
I am a good candidate for this loan because?? I have never been late on paying bills, and I am very finacially responsible.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 725
??Insurance: $ 115
??Car expenses: $?305
??Utilities: $ 30
??Phone, cable, internet: $ 40
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$769.01

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1998	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	6	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$508	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	spry-commerce6	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY MEDICAL EXPENSES
The purpose of this loan will be to pay down my medical expenses that I have incurred during my extensive stays at the hospital over the past several years, it has been very difficult since I only receive a limited amount of money per month through social security, the loan will be use to pay off my medical bills that I currently do have.

My financial situation:

I have excellent credit and have always paid my bills on time and in full with all of my creditors.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1998	Debt/Income ratio:	33%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,011	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	excellent-dollar2	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing Interest Rate
Purpose of loan:
This loan will be used to reduce the interest rate on current credit card and to pay off a personal loan.

My financial situation:
I am a good candidate for this loan because I have excellent credit and have never been late. Thanks guys!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,430	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	felicity-equator	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding School
Purpose of loan:
This loan will be used to purchase books and cover other expenses related to attending college/flight school.

My financial situation:
I am a good candidate for this loan because I will actually have the funds to repay the amount in full within a month. As a result of recent financial turmoil, the scholarship that was supposed to pay for my schooling has been delayed. I have been informed I will receive the check in the mail at the beginning or in the middle of March. Unfortunately, school begins February 1st. I fully intend to repay this loan amount in full as soon as I receive the money that was supposed to fund my schooling initially.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,370.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.45%	Starting borrower rate/APR:	23.45% / 25.73%	Starting monthly payment:	$598.58

Auction yield range:	17.06% - 22.45%	Estimated loss impact:	35.78%
Lender servicing fee:	1.00%	Estimated return:	-13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1982	Debt/Income ratio:	14%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	73	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$35,186	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	morgabe	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 76% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	5 ( 24% )	720-739 (Mar-2008)
Principal balance:	$7,065.93	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
PLEASE ASK QUESTIONS!
My jobs are secure: I am a physician at a teaching hospital and at a VA hospital. I am a Colonel in the US Army Reserves.I have been with the VA for 22 years and with the USAR for 20 years, at the teaching hospital for 10 years. I?m not going anywhere and neither are my salaries. I leave in February for a medical deployment and hope to be funded before I leave so my family is set some bills taken care of due to rate raises before the new rules come into play.

I realize getting this amount of money with an HR rating will prove very difficult, but I refuse to give up.Also, my bank card utilization is nowhere near as high as stated.My funds are there to pay it back. Ask questions about anything and I will answer you honestly.Thank you so much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$145.12

Auction yield range:	11.06% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2006	Debt/Income ratio:	27%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,835	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exchange-rose	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
The reason for this loan is to consolidate my three credit cards which I have had for the past three years. Due to the economy the credit card companies have increased my interest rates to where it has become a burden to meet the monthly payments. I am 22 years of age and have a good job being a fire sprinkler inspector making a reasonable amount of money for someone my age. I make enough money to stay within my budget but the ridiculous interest rate makes it tough and doesn?t leave much room for saving.

I admit it, I opened up these cards because I wanted everything to be easy and be able to buy things without thinking of the consequences. Now that a few years have passed, I have now come to realize the responsibilities that come with these rash decisions. I have learned from this experience that it is best to save my money and buy things with my hard earned cash while saving the use of credit cards for emergencies only.

Growing up, my father taught me that money isn?t everything but that what you make of yourself and treating others with kindness is what counts in life. I am very blessed to have amazing parents that stand by me through whatever happens. ?I would ask my parents to help me out on this but they have their own financial things to deal with at the moment. ?I have worked ever since I graduated high school and have tried hard not to be a financial burden to my parents. I believe I have a good understanding of the importance of creating an independent lifestyle for myself as an adult. I?m living at home right now, but really want to be able to save up enough money so that I can go back to school or move out on my own. The increasing payments on these cards have put a kink in that plan. ?I really want to do this on my own with your help so I can show my parents that I have learned from my mistakes and from the abuse of using a piece of plastic.

All I am asking is for someone to give their trust and patience in me so that I can show that I have the character and will to get rid of this debt and get my financial state on track. It?s time to put the past behind and start working towards a financially secured and stable future while I?m young and able.? I would truly appreciate your help.

Other info
Monthly income is around $1700 that?s with all taxes taken out. I have a $354 car payment, $40 gym payment, $120 cell phone payment, $120 car insurance payment, around $220 for gas in car a month, and food around $200, and payment?s for the cards.(Best Buy Master card - my balance $718.82 - APR 22.990)(Chase card - my balance $2,459.15 ? APR 19.02%)(NTB card - my balance $649.49 - APR 22.96%) I plan on using every penny to pay off all three of my cards. I appreciate your interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.24%	Starting borrower rate/APR:	21.24% / 23.49%	Starting monthly payment:	$151.19

Auction yield range:	8.06% - 20.24%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	60%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$42,049	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rate-spinner	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1991	Debt/Income ratio:	17%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,185	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	thoughtful-nickel7	Borrower's state:	Oklahoma	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Safe investment, reliable borrower.
Purpose of loan:
This loan will be used to help pay for a new (new to me) car.? It has been determined that my car is on its last legs so I am looking for another. It's been a great car and has gotten great gas mileage but 3 major repairs in 6 months is just a bit much and my kids have to origami themselves in order to fit in the back seat anyway.? I have found a great deal and almost have enough to pay cash but am lacking just a bit. Some of the loan would be used to pay the remainder of the balance.? I also have a loan I have been paying on to my parents. They are going through a hard time with my brother right now and financing his divorce so even though they would never ask for the remainder in a lump sum, I feel it would help them if I could pay them the balance.?

My financial situation:
I am a good candidate for this loan because I have a great paying job, I am responsible and have only hit a bad spell with my credit due to a divorce which is now being cleared from my credit.? Even though my ex filed for bankruptcy and left me to fend off creditors, I paid what I could when I could but it wasn't enough to save my credit.? I would think that anyone who knows me would say that I live by my word, I am reliable and responsible and full of integrity.

Monthly net income: $ 9500

Monthly expenses: $
??Housing: $ 1650
??Insurance: $ 300
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 350
??Credit cards and other loans: $ 400
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	3.50%	Starting borrower rate/APR:	4.50% / 4.83%	Starting monthly payment:	$297.47

Auction yield range:	3.06% - 3.50%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	2.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	15%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$100	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dRatedOnly	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
15 Passenger Van for Fun Fun Fun
Purpose of loan:
This loan will be used to purchase a 15 passenger van for weekend trips, long vacation trips, Boy Scout stuff, etc. etc.

My financial situation:
I am a good candidate for this loan because?I am a very gainfully employed Nuclear Engineer with one of the leading Nuclear Power Plant construction firms worldwide.? Also, my credit rating is top shelf.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$434.19

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 1	Employment status:	Self-employed
Now delinquent:	4	Total credit lines:	41	Length of status:	4y 7m
Amount delinquent:	$15,011	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	balance-frontier0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help Lauching a New Career!
Purpose of loan:
It is my plan to purchase a single family house in a historic neighborhood (Highland) near downtown Denver, renovating it and then selling it for a substantial profit.? However, the loans that I qualify for does not allow me to roll the closing costs into the loan.? In addition to using this money to pay closing costs, I want to have a contingency fund for the "unexpected" expenses that happen during such a project.? The loan that I am requesting here would be repaid in less than 6 months.? I am 57 years old and bring a wealth of past experience as a former real estate agent and a Project Manager with AT&T for their large corporate data customers, such as Master Card, Kroger and Toys R Us.? My position with AT&T taught me valuable skills in the management of subcontractors and meeting project deadlines.? The loan that I have qualified for is for a 6 month term with no monthly payments - All payments are due at the sale of the house or loan maturity.? After a portion of the restoration has been accomplished, the property will be put back on the market.? Because of the extremely desirable location, the house will sell quickly when priced right.? It is my intention to take the profit from this project and invest it into other "fix and flip" projects in the same Denver neighborhood (Highland).? This will be my career - not a hobby!? I've located the perfect property and I'm anxious to buy it and begin the restoration.? I have several wonderful contacts with professional construction people that I know? I can count on to do some of the work for me at fair price.? They are skilled craftsmen and take pride in their work.? The house will project the sophisticated, yet traditional polish that is so attractive to the thousands of professionals working in the downtown area.? While my age may be a negative factor when applying for a traditional "job" - I see it as a very valuable asset for my new career! ?? Thank you for your consideration!
My financial situation:?
I am a good candidate for this loan because I will be able to repay it at the time of the sale of the house.? I know that I will be a successful "fix and flip" investor!? I just need for someone to give me some help!?
Monthly net income: $? 4000

Monthly expenses: $3460
??Housing: $1400 ???? ???
??Insurance: $? 100
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $ 160
??Food, entertainment: $ 500
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.25%	Starting borrower rate/APR:	9.25% / 11.35%	Starting monthly payment:	$414.91

Auction yield range:	4.06% - 8.25%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1993	Debt/Income ratio:	23%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$59,940	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	inspiring-exchange5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A better interest rate for my debt
Purpose of loan:
This loan will be used to pay off a bank credit card with higher interest rate.? Although we have an excellent payment history and a lengthy, positive relationship with the bank, we have been unsuccessful in getting the interest rate below 18%.

In addition, we want to leave our "too big to fail" bank for a local credit union.? Obtaining this loan would allow us to make a clean get away!

My financial situation:
I am a good candidate for this loan because I'm never late on payments, my family is aggressively eliminating all debt, and we have a total?annual income that is typically around $150k due to second jobs.

My employment is in the enterprise mobility market, where I'm a product manager.? My job is secure working for a 25+ year-old, mid-size?private?company with no debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1996	Debt/Income ratio:	38%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	11y 0m
Amount delinquent:	$6,273	Revolving credit balance:	$6,329	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-rumbler	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refi my 401k loan - 30 day turn
Purpose of loan:
This loan will be used to refinance my 401k loan so I can consolidate my overall debt.

My financial situation:
I am a good candidate for this loan because I am working hard to improve our financial situation, especially given the birth of our son. I have a current 401k loan that must be paid off to be refinanced, at which point I will be able to access significantly more cash than this loan. This loan is very short term and will be completely repaid within 30 days. Just long enough for the transfers to be made between bank accounts. I have rental property income, my wife has a stable teachers salary and my entertainment company is starting to generate revenue, in addition to my 10+ year career as an electrical engineer.

Monthly net income: > $9300

Monthly expenses: $9000
??Housing: $2300
??Insurance: $350
??Car expenses: $1000
??Utilities: $300
??Phone, cable, internet: $160
??Food, entertainment: $650
??Clothing, household expenses $500
??Credit cards and other loans: $1400
??Other expenses: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2000	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,175	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	contract-pillow4	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
koozos.com
Purpose of loan:
This loan will be used to finance portions of a project called koozos.com

My financial situation:
I am a good candidate for this loan because I have decent credit and earn a very good annual salary.

Monthly net income: $ 12,500

Monthly expenses: $ 4,500
??Housing: $2,000
??Insurance: $500?
??Car expenses: $1,000
??Utilities: $300?
??Phone, cable, internet: $200
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $300?
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.68%	Starting borrower rate/APR:	28.68% / 31.04%	Starting monthly payment:	$625.98

Auction yield range:	17.06% - 27.68%	Estimated loss impact:	36.11%
Lender servicing fee:	1.00%	Estimated return:	-8.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1992	Debt/Income ratio:	70%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$16,714	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	oreo1234	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	600-619 (Jan-2008) 580-599 (May-2007)
Principal balance:	$2,466.09	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
pay off high interest credit cards
Purpose of loan: i will be using this loan to pay off my high interest credit cards and cut them up and just have one monthly payment.

My financial situation:??? DEBT TO INCOME RATIO IS MUCH MUCH LOWER THAN IT APPREARS!??? I am a good candidate because I make a lot more than $35,000 a year but that is all?I could verify.??I?work at a casino and I make tips daily and I make at least $70,000 a year.? Also, if you noticed that I have no delinquencies on any acct i ever borrowed from or any credit card i ever used.? I always pay what I owe. I also have had 2 loans with Prosper with no problems.? One loan is paid off and the other one is almost finished.? I am sure you can verify this somewhere.
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Monthly net income: $ $3,000 verify but at least $6,000

Monthly expenses: $
??Housing: $?400
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $?400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$144.73

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1988	Debt/Income ratio:	33%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,471	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unique-wealth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards with high interest rates.? Capital One is charging me 29.4% just because they can!? I will cancel my account after I pay this off because I do not want to do business with them any longer.? Chase was charging me 22.24%, so I will do the same with them, pay off the balance and cancel the card.

My financial situation:
I am a good candidate for this loan because? I am able to earn a good livng as a bookkeeper and I always pay my debts.

Monthly net income: $
2500????
Monthly expenses: $
??Housing: $ 700????
??Insurance: $ 90
??Car expenses: $ 350
??Utilities: $ 75
??Phone, cable, internet: $ 125
??Food, entertainment: $ 250
??Clothing, household expenses $?250?
??Credit cards and other loans: $ 175?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$321.77

Auction yield range:	4.06% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2000	Debt/Income ratio:	9%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$24,475	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Yitzro	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-779 (Dec-2007) 740-759 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off debt
And now, to describe myself:

I am a 28 year old male with a degree from a top university.? I was raised in a wonderful, cheap :)?family living in the suburbs.? After college, I was blessed with a job working as a bond trader on Wall Street, and I'm proud to say I am still working there, and I still love my job.

The purpose of the loan:
Paying off my credit card debt originated?recently - who knew diamond rings were so expensive?? That's right, I got engaged.? She was crying from joy when she saw the ring, and I was crying when I saw my credit card statement.

This really is risk free for you, since I have? $25,000 overdraft protection (also at an interest rate higher than I'd like to pay)?on my checking account, and I have my prosper account set up in a manner that will deduct the monthly payments automatically.

Please bid with confidence in the knowledge that I have never defaulted on a loan, I typically do not carry credit card debt (last 2 months are the exception), I am expecting another nice bonus this year, and I have a nice investment portfolio that I could liquidate if necessary.

Thank you again for this opportunity!
Happy Bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2001	Debt/Income ratio:	44%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$18,423	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	direct-bonus6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts
Purpose of loan:
This loan will be used to?be able to reduce??my credit cards because?I?used them to get fast cash to help my sister?in time of emergency a few months ago and to pay my wifes college tuition bill.(?I tried a student loan for her but they didn't help much so i ended up using the credit cards to pay for it and all her text books). Now I have?those credit cards on?high?balances with different high interest rates. I simply rather just pay one entity every month.

My financial situation:
I am a good candidate for this loan because?I have a full?steady job,?I always had a good credit score?but my recent spending?trying to help someone is changing that.
In a way, i felt like a lender since really my debt right now was from helping others, now i'm the one in need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	24%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,145	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	a-meteoric-trade	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 495.00
??Insurance: $ 52.00
??Car expenses: $ 0.0
??Utilities: $ 62.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 0.0
??Credit cards and other loans: $ 175.00
??Other expenses: $ 0.0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.61%	Starting monthly payment:	$33.21

Auction yield range:	8.06% - 11.00%	Estimated loss impact:	6.73%
Lender servicing fee:	1.00%	Estimated return:	4.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2008	Debt/Income ratio:	1%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$904	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	principal-radio	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Part time MBA Tuition Fee
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	11.06% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1992	Debt/Income ratio:	19%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	5y 9m
Amount delinquent:	$1,680	Revolving credit balance:	$1,293	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bsargent49	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 3% )	700-719 (Oct-2009) 640-659 (Dec-2007) 640-659 (Nov-2007) 620-639 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
DEBT CONSOLIDATION: REBUILDING
THANKS FOR LOOKING!? I AM REQUESTING THIS LOAN TO PAY OFF A FEW HIGH INTEREST CREDIT CARDS. THE 1 DELINQUENCY SHOWN ON MY PROFILE IS NOT MY CREDIT CARD, I HAVE BEEN DEALING WITH THE COLLECTION AGENCY FOR YEARS NOW AND HAVE SUBMITTED ALL OF THE INFORMATION NECESSARY FOR REMOVAL, BUT IT HAS NOT BEEN REMOVED. MY PROFILE SHOWS 1 LATE PAYMENT ON THE CURRENT PROSPER LOAN THAT I HAVE. THIS PAYMENT WAS RETURNED, DUE TO A BANK ERROR. I CAN PROVIDE DOCUMENTATION FROM MY BANK THAT STATES THIS WAS DONE IN ERROR. MY CURRENT JOB PAYS FOR MY VEHICLE PAYMENT AND INSURANCE, SO IT SHOWS ON THE DTI BUT I DO NOT ACTUALLY PAY FOR IT.? THIS AMOUNT IS PAID BY MY EMPLOYER ON MY MONTHLY EXPENSE REPORT SO IT IS NOT ACTUALLY SHOWN AS PART OF MY INCOME. I WILL ALSO BE PAYING OFF MY CURRENT PROSPER LOAN. ?I AM MORE THAN CAPABLE OF MAKING THE PAYMENTS ON THIS LOAN AS THE INTEREST RATES ARE FAR LESS THAN THE CURRENT APR'S ON MY CREDIT CARDS.??

HERE IS A BREAKDOWN:

TAKE HOME WAGES-$3095.00

BILLS-
GAS & ELECTRIC= $100.00
MORTGAGE = $1100.00
PHONE = $45
DIRECTTV?= $70CREDIT CARDS=$100.00
PROSPER = $106.00
CELL PHONE = $100.00
TOTAL BILLS = $1626.00

AS YOU CAN SEE I HAVE MORE THAN ENOUGH LEFT TO MAKE THE PAYMENT ON THIS LOAN;? I WILL BE PAYING OFF ALL OF YOU FINE LENDERS ON?MY CURRENT PROSPER LOAN WHICH HAS A PAYOFF OF $320.00.?ON A FINAL NOTE,? ALL OF MY BILLS ARE CURRENT AND PAID ON TIME EVERY MONTH.? MY PROFILE SHOWS 1 LATE PAYMENT ON THE CURRENT PROSPER LOAN THAT I HAVE. THIS PAYMENT WAS RETURNED, DUE TO A BANK ERROR. I CAN PROVIDE DOCUMENTATION FROM MY BANK THAT STATES THIS WAS DONE IN ERROR.

PLEASE HELP ME CUT UP THESE HIGH INTEREST CREDIT CARDS AND THROW THEM AWAY, AND HELP PAY THE FINE LENDERS ON PROSPER TO MAKE THERE MONEY ALOT FASTER, I AM SURE YOU WILL MAKE YOURS FASTER AS WELL.

THANKS IN ADVANCE FOR YOUR CONSIDERATION!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2001	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,779	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	platinum-waterfall0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off My Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards. Made a mistake to use them in college and I just want to?get a loan to get rid of them with a structured paydown.?

My financial situation:
I am a good candidate for this loan because I have a steady, well paying job as an accountant and pay all of my bills timely.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1988	Debt/Income ratio:	14%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$67,871	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	harpergirl	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payoff
Purpose of loan:
This loan will be used to pay off my high-interest credit cards.? I want to be free of credit card dependency, and only want my debit card for everyday purchases and a Costco membership-associated American Express for emergencies only.

My financial situation:
I am a good candidate for this loan because I am a physician and my daughter is old enough that I am free to work full time at my job now.? Recently my payable hours increased from 25 to 40 per week.? I have had no trouble paying the minimum amount due monthly on my credit card debt, but would like to consolidate to one monthly payment for simplicity's sake.?Also, I am afraid of rapidly-rising credit card interest rate.? I recently refinanced my mortgage to a 3.75 % interest rate so will owe less monthly.? My living expenses are quite low as I only have one dependent child, and our life style is quite simple really.? I have never defaulted on a loan or debt and have never filed for bankruptcy.??In addition to my salary, I receive $3710 a month in child support from my ex-husband, who is also a?surgeon with excellent earning ability.? I feel I am an excellent risk for a non-secured personal loan.? Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1984	Debt/Income ratio:	46%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	64	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$136,601	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	Ron19	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation
Purpose of loan:
This loan will be used to? consolidate my bills.

My financial situation:
I am a good candidate for this loan because ?? i am currently paying over eight hundred dollars on these combined credit cards. None of these cards are late. I can continue to pay and go nowhere. Looking to enhance my finanicial status as soon as possible.

Monthly net income: $ 8200

Monthly expenses: $ 7500
??Housing: $ 2752
??Insurance: 430 per mos
??Car expenses: $ 1300
??Utilities: $ 400
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 800
??Credit cards and other loans: $ 1200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$291.06

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1994	Debt/Income ratio:	13%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,667	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	haonusa	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 94% )	660-679 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	2 ( 6% )	700-719 (Nov-2009) 740-759 (Sep-2009) 680-699 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Investing in Small Business Opp.
I am creating this loan listing in order to fund a small business with some friends (I am going to keep my current $100K+ position however).? This business is fairly simple in that it involves buying some inventory from a distressed company and then reselling the goods.? Both of my partners and I work as wholesalers in this industry and we already have a number of orders. The initial response has been promising so now we're trying to purchase more inventory to take advantage of the demand.

I have already invested $17,000 to get started and we've locked in additional supply at suitably low prices. Now we just need to buy it. We're each putting in $25,000 total.

My last prosper loan for $18,000 was recently paid off with a perfect payment record. Check and see!

I am a great candidate for this loan for a number of reasons.? I have made over 100k for the last eight years with the exception of the year where I was running my own start-up ( I made nothing that year!).? I am a home owner and have about 60K in home equity.? People have a high degree of confidence in my character both professionally and personally.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$509.42

Auction yield range:	14.06% - 29.00%	Estimated loss impact:	16.03%
Lender servicing fee:	1.00%	Estimated return:	12.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1988	Debt/Income ratio:	32%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$39,262	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Kanamits4Hire	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	620-639 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	1 ( 4% )	680-699 (Dec-2007) 660-679 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Need help with high int cards, etc.
Purpose of loan:
This loan will be used to pay off high interest credit cards and other bills

My financial situation:
I am a good candidate for this loan because I have been working for the Fed Govt over?20 years?and I paid off previous loan successfully with only 1 failed payment due to being out of town??

Monthly net income: $4265?? As a Prosper lender I also receive about $200 (est) per month in principal + interest

Monthly expenses: $
??Housing: $1000
??Insurance: health insurance already deducted from monthly net income above?- life insurance $145?
??Car expenses: $572 + $100 gas (est)
??Utilities: $400
??Phone, cable, internet: $190?
??Food, entertainment: $150
??Clothing, household expenses $150
??Credit cards and other loans: $1250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2001	Debt/Income ratio:	23%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	5
Screen name:	cart4509	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
get car fixed
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4900?.00???

Monthly expenses: $
??Housing: $ 400????
??Insurance: $ 79
??Car expenses: $
??Utilities: $ 350
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$30.49

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-2005	Debt/Income ratio:	10%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$843	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	EVRYEDGE	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with Student Loan
Purpose of loan:
This loan will be used to expedite the payoff of student loans at a lower interest rate to save me hundreds of $$$!

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and financially sound.? I am credit card debt free, I have a car that is 100% paid for, and I have always been on time for every payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$755.44

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2009	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$40	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sophisticated-bill1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
~Paying down credit cards~
Purpose of loan:
Ironically I dont need this loan. But I am helping my family get their 29% credit card interest rates under control.

My financial situation:
I am a good candidate for this loan because I work 35-40 hours per week. Not sure why my rating is so low on the system, but I've never defaulted on payments. I make over $2500 per month and i have 2 fresh credit cards that I choose not to use but have access to.

Additionally my family has investment property with $50k in equity that they are waiting 2 more years before selling.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$402.91

Auction yield range:	6.06% - 25.00%	Estimated loss impact:	5.45%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1983	Debt/Income ratio:	34%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$49,233	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	annapickle	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-719 (Jul-2008)
Principal balance:	$5,976.08	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Grow my business
Purpose of loan:
We are a small successful?restaurant with 48 seats. At lunch we are filled to capacity. Customers are walking out because of the lack of seating.?To stay successful we need to add more seating.We have an area outside the store to add outside furniture. Because of the codes we have to buy a certain type of?outdoor furniture that takes 12 weeks to order. We want to be ready for spring.?Most of our food is fresh. With the fires in and the freeze in prices on produce will be going up. We need to get more customers per day to cover the extra cost .?We will also be? using some of the money for marketing. My employees depend on me. I hope to get the loan to grow the business.
My financial situation:
I am a good candidate for this loan because I have a proven record of paying my bills. We got a loan from prosper 1 1/2?years ago and are repaying well. We have a high debt to income ratio which is why our credit score is fair because we were taking care of my mother-in law with a chronic illness with very expensive medicine until she recently passed away.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 5.33%	Starting monthly payment:	$74.93

Auction yield range:	3.06% - 4.00%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	3.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-2002	Debt/Income ratio:	3%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wizard750	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting back into Prosper
Purpose of loan:
This loan will be used to make more loans to Prosper borrowers. I am essentially allowing other bidders to invest essentially risk- free at rates much higher than what you can get from a bank.

My financial situation:
I am a good candidate for this loan because I have no debt, high income, excellent credit, and plenty of collateral in the form of my personal assets and newly issued Prosper loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$277.52

Auction yield range:	6.06% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1998	Debt/Income ratio:	24%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,096	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	moola-capo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
What Else? CC Consolidation!
Purpose of loan:
I'm planning to pay off my Chase credit cards. I developed a bad spending habit in college, which only got worse once I got out. I've been in the process of getting my finances in order for the past year or so, and am doing pretty well, but I'm looking to pay a bit less in interest.

My financial situation:
I am a good candidate for this loan because I've got a steady job and have developed a plan for paying off my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.88%	Starting borrower rate/APR:	8.88% / 9.22%	Starting monthly payment:	$317.44

Auction yield range:	3.06% - 7.88%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1987	Debt/Income ratio:	3%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,519	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rapture798	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Boat Loan
Purpose of loan:
Boat Purchase, Personal Line of Credit Product no longer offerd by my bank (quote "we are no longer offering that product")
My financial situation:
This is a no risk situtation for the lender
Credit Score 800+,
Less than $4K in total debt (no mortgage, no car payment only 1 active credit card)
Stable Employment in a growing (perhaps recession proof industry) Nuclear Energy
Never Late, Owned and sold 2 homes
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$389.52

Auction yield range:	11.06% - 16.50%	Estimated loss impact:	10.38%
Lender servicing fee:	1.00%	Estimated return:	6.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2002	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$75	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AmericanDream1984	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing products to sell abroad
Purpose of loan:
To buy and ship self-defense products for sale abroad.? I've been working in Nigeria for 15 mths.? Despite strong demand, almost no one sells these products here, and prices are twice US retail.? I plan on selling this inventory in 12 months or less.? Please ask questions.?

Cash Flow
Prosper Loan - $10.7k
Products - ($8.8k)
Shipping - ($1.9k)
Sales - $19.4k
Loan Payback - ($13.7k)
Profit - $5.7k

Products Costs (and Retail value)
100 Stun Pens - $1.3k ($2.1k)
100 Mini-Stun Guns - $1.8k ($2.4k)
150 Lipstick Stun Guns - $2.3k ($4.5k)
200 Lipstick Pepper Sprays - $1.3k ($3.6k)
250 Keychain Pepper Sprays $1.6k ($4.5k)
150 Pepper Spray Pens - $596 ($2.3k)

My Financial Situation:
I am a great candidate because....I have very good credit, NO significant debt, and pay all my bills on time.? I earn about $40k/yr, excluding bonus.? I work in finance and business development, so I know how to manage my finances as well as a small business.?

Monthly Pay (post-tax)-$2,900
House-$0 (live with family)
Car-$80 (company car, so gas on weekends)
Phone-$105
Food/Ent-$1,423
Household-$167
Credit Cards/Loans-$75
Net Income - $1,391
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$458.20

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1987	Debt/Income ratio:	31%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,813	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	steady-pound0	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off crdt cards and revlvng acts
Purpose of loan:
This loan will be used to? Consolidate all revolving debt so that amount paid will be applied more frugally (not across multiple interest rates)

My financial situation:
I am a good candidate for this loan because? I and my spouse are both gainfully employed for over 8 years (9 for me 8 1/2 for my wife).? We make our payments on time and usually for more than a minimum.? We maintain money in the bank at all times.

Monthly net income: $ 3200.00 (1700.00 mine, 1500.00 spouse)

Monthly expenses: $
??Housing: $ 1250.00
??Insurance: $ 280.00
??Car expenses: $ 50.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ not a monthly expense we have regularly
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,415	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	note-mole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business web development project
Purpose of loan:
This loan is intended for use on a new website development project, it is to improve our website appearance and functionality. I have created a development plan which will allows much faster inventory entry and product listing, and will also improve the usability of our website for customers to find the products he's looking for. Everything has been planned out, all the contacts of oversea engineers are in place, however we do not have enough cash flow to support this project. If we can complete this project, it will greatly improve our sales and generate a very high ROI.

My financial situation:
I am confident in this project because my business is generating a positive income to support all the expenses, even if this project does not succeeded, our income will still cover the monthly payments without hurting our cash flow. However if we pull out all the funds at once, it will be difficult for us.

Monthly net income: $4,500

Monthly expenses: $1,500
??Housing: $800
??Insurance: $150
??Car expenses: $200 (Gas)
??Utilities: $150
??Phone, cable, internet: $150
??Food, entertainment: $300
??Clothing, household expenses $150
??Credit cards and other loans: $300 monthly payments
??Other expenses: $300 (misc expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$253.07

Auction yield range:	11.06% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1995	Debt/Income ratio:	13%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	71	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,674	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	special-loyalty6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
God's Grace
Thank you very much for this opportunity to provide an explanation of my intended use of the requested loan amount. I am a general surgeon in rural West Virginia. I provide weekend call relief for other surgeons in the area who need time away from their practice for various reasons. I travel all over the states of Virginia and West Virginia. My business requires many hours away from my family. We are presently living 4 hours apart. I intend to use the loan money to help in the maintenance and upkeep of my office and vehicle. Primarily, I intend to consolidate some of my business debt.

Thank you for considering my loan request
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.06%	Starting borrower rate/APR:	9.06% / 11.15%	Starting monthly payment:	$477.41

Auction yield range:	8.06% - 8.06%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	0.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1989	Debt/Income ratio:	21%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$27,947	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wampum-liberator4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Higher rate Credit card
Purpose of loan:
debt consoladation?

My financial situation:
zero lates in twenty years on ANY account
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1973	Debt/Income ratio:	28%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Retired
Now delinquent:	2	Total credit lines:	33	Length of status:	12y 6m
Amount delinquent:	$5,309	Revolving credit balance:	$11,962	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	2
Screen name:	just-repayment5	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Bills
Purpose of loan:
This loan will be used to pay off bills.?

My financial situation:
I am a good candidate for this loan because I have always had excellent credit and I take my financial resposibilities very seriously.??This year has been difficult as our family was hit with many medical expenses which caused us to get a little behind.? I had a heart attack, and am recovering well.? My wife recently had open heart surgery and is currently going through cardiac rehab - she is doing great!? We just need a little help to get back on our feet.

Monthly net income: $ 3100.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 395.00
??Car expenses: $50
??Utilities: $ 200.00
??Phone, cable, internet: $ 102.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $ 620.00
??Other expenses: $ 45.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2000	Debt/Income ratio:	25%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	11	Length of status:	4y 0m
Amount delinquent:	$159	Revolving credit balance:	$4,118	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Waterlover	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolodating my Credit Cards
Purpose of loan:
This loan will be used to consolodate all three of my credit cards into one payment. My financial situation:
I am a good candidate for this loan because I care greatly about my credit and want to continue to increase my credit score. I am very reliable and have no late payments on my credit. I have a steady job as a software developer and have been working for my company for over 4 years. The only issues with my credit are: 2 medical collections from 5-6 years ago and my current credit utilization on my credit cards. This loan isn't so that I have more room on my credit cards to use them. It is to combine them. Thank you for reading (bidding) on my loan.
Monthly net income: $ 2521 Monthly expenses: $ 1862
? Housing: $ 350.00
? Insurance: $ 112.00
? Car expenses: $ 575.00
? Utilities: $ 75.00
? Phone, cable, internet: $ 100.00
? Food, entertainment: $250.00
? Clothing, household expenses $ 100.00
? Credit cards and other loans: $ 250.00
? Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$800.82

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1984	Debt/Income ratio:	57%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	33y 7m
Amount delinquent:	$0	Revolving credit balance:	$41,969	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ingenious-transparency	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Loan
Purpose of loan:

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$842.35

Auction yield range:	8.06% - 12.00%	Estimated loss impact:	8.76%
Lender servicing fee:	1.00%	Estimated return:	3.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1984	Debt/Income ratio:	38%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$74,403	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	equitable-bid6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate debt
Purpose of loan:
This loan will be used to?
Consolidate my debt more efficiently.
My financial situation:
I am a good candidate for this loan because?
?I have always paid my bills, and I have a long track record of doing so (even in tough times.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1984	Debt/Income ratio:	10%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,158	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	value-leader2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Taxes
Purpose of loan:
This loan will be used to pay federal and state taxes

My financial situation:
I am a good candidate for this loan because I have a solid employment history with performance based raises granted annually.? I am a homeowner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	11.06% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2006	Debt/Income ratio:	15%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$10,474	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	justice-path	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off my Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards so I can buy a little house while the market is still good for it!

My financial situation:
I am a good candidate for this loan because I am a responsible person who always pays bills on time and until they are paid off. I work as a software engineer for the same company for almost 4 years now, so I have a stable, well paying job. My living expenses are only $500 with utilities included because I rent a room in a nice house. I also have my car paid off so I don't have any car payments either. Which means I can comfortably afford paying this loan. I also have had a loan approved by Lending Tree before in the amount of $19000.00 which I always paid on time and until it was paid off. The reason why I decided to try Prosper this time is because I thought the interest rates on Lending Tree were way too high. And the only reason why my credit score is not much higher is because I am a foreigner and I have only been in this country for 4 years so I don't have enough credit history time to have a better credit score. My credit cards interest rate is around 20%/year. I want to pay them off and then save money to buy a house by the end of the year. So if I can get a lower interest rate for this loan, I can pay the credit cards off, pay this loan monthly instead, start saving for my house, increase my credit score (and therefore get a better interest rate in my mortgage) and still feel like I am doing a good deal. I am also trying to cut all superfluous expenses and save everywhere I can. I have cancelled magazine subscriptions, movie rent plans, even my gym membership and cable channels. That's how much I want to buy my little house while the market is still good for it and if I can get this loan it would really help me be able to buy it!

Monthly net income: $2654.00

Monthly expenses: $900.00
??Housing: $500.00
??Insurance: $0
??Car expenses: $100.00 (car insurance)
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $300.00
??Clothing, household expenses $0
??Credit cards and other loans: $0 if I get this loan!
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	27y 1m
Amount delinquent:	$0	Revolving credit balance:	$321	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	CERTIFIEDMARINE6096988706	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RESTORED 1949 CHEVY 3600 TRUCK
Purpose of loan: To?Purchase The Truck at $23,500.00 Owner has a 500.00 Deposit I will Write Him a Check for 8,000.00 upon Inspection and Balance of 15,000.00 I would like to Borrow.
I Restore Vintage Travel Trailers which is the Reason for Purchasing the 49 Chevy to Haul Trailers to Vintage Trlr. Events and Sell Them.
Also Restore?Boston Whaler Boats,Engineer and Build Sea Food Processing Equipment.
This loan will be used to?
Purchase 1949 Chevy 3600 Pickup,Restored
My financial situation:
I am a good candidate for this loan because??I have the CASH but would like to Leverage The Money Based upon My Credit Score over 24-36 Months,Own Home near 0 Debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$216.08

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2007	Debt/Income ratio:	19%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$84	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	SoloX	Borrower's state:	California	Borrower's group:	Be Your Own Boss
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	620-639 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Buying a used motorcycle
Purpose of loan:
This loan will be used to?buy a used motorcycle.?A few months ago?I?lost my 2009 CBR 600RR. I had Full Coverage insurance so the company paid it all. I got my 2,000 down payment back and it is currently invested. Taxes are comming and i'll be able to get a refund of 1,000 and I have 500 saved up at this time. I want a bike because my car uses alot of gas and I commute about 100 miles a day. i'll be able to save some more money and switch my Camaro to a Honda in about 6 months. When?I had my?bike?I hardley ever drove my car.?Then i'll focus on the repayment on this loan to have it paid off in about 1.5years with a maximum of 2 years. This loan is very secure for all those who are worried about defaults. I'll have full coverage on my bike so if anything happens this loan is covered. I did have a prior loan from prosper which helped me out alot, and was able to pay it all within the estimated time I said. I do attend? school as well and i'll be able to save 100 each sememester for parking permit. $30 for bike. All my tuition is deffered loan and I am currently paying it off slowly.

My financial situation:
I am a good candidate for this loan because? I am a very responsible person. I recently moved to San Diego and was able to find a very secure job. My last job?I stayed with them for about 3 years. This job?I been with?almost 6 months now and?I am planning to stay for a while.?The job pays well and has very good medical benefits. Even though job history might says 6 months I am a very responsible person. My expenses are as followed:

Income: 1350

Rent: 450
Cell Phone: 50
Food: 125
Gas: 250
Insurance: 30 *(Car insurance is liability and is under my parents name since rates for me on the car are extremely expensive)
Internet: 10 *(split between my roommates)
Tuition repayment: 50

Free income= $385
Bike payment= estimated 210 (my old bike payment was $170 per month of 8,000Loan)
Full coverage= 125
Reduction in gas will drop to 100 per month (that is how much I was spending before)

As you can all see wi'll be able to save a little extra (about 150 give or take). My job has alot of Over Time available as well. If you have ANY question dont hesistate to ask. I'll be more than happy to answere any questions. To few my old bike just click my profile.

Thank You,
GS
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	3.06%	Starting borrower rate/APR:	4.06% / 4.39%	Starting monthly payment:	$413.71

Auction yield range:	3.06% - 3.06%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	1.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1993	Debt/Income ratio:	7%
Credit score:	860-879 (Jan-2010)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	20y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,068	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	widget3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deck
Purpose of loan:
This loan will be used to add a deck onto the rear of my home.? (See attached picture.)

My financial situation:
I am a good candidate for this loan because I have an excellent credit history, and my debt to income ratio is very low.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$334.47

Auction yield range:	11.06% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1989	Debt/Income ratio:	27%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$739	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	loan-sprout	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my bills
Purpose of loan:
This loan will be used to?Pay off my debt, catch up on my bills, and?get back on track with my?finances to help me and my family life better.

inancial situation:
I am a good candidate for this loan because? I work 2 jobs and have a good job history.? I try to support my family and take responsiblity for my actions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 15.86%	Starting monthly payment:	$261.83

Auction yield range:	3.06% - 14.50%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1993	Debt/Income ratio:	8%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,879	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dime-phoenix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay off two credit cards with high interest rates that continue to increase. All of the credit card debt was accumulated as a result of a cross-country move for a job last year. There is one delinquency on my credit that is a result of identity theft, it is an error on my credit report and is in the process of being removed.

My financial situation:
I am a good candidate for this loan because?
I have always paid my bills on time and will continue to do so. I am financially sound and would like to consolidate my bills to make better use of every dollar I spend on debt. I make about $130K annually along with stock options and contribute to my 401K each month. I have also carried a mortgage without any late payments for the past 8 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$314.29

Auction yield range:	17.06% - 28.00%	Estimated loss impact:	36.13%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1993	Debt/Income ratio:	17%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,440	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	9
Screen name:	priceless-auction0	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RETURNING 2 COLLEGE
Purpose of loan:
I have been in the computer industry for 21 years now, and have decided to finish my last year of school to receive my Bachelor's degree.? I have 2 teenage sons that I want to set a good example for of the importance of getting a good education.?

My financial situation:
I am a good candidate for this loan because my husband and I make a very good income, and we consider paying our bills on time?a must.? We have been unable to put money away for my education due to other medical expenses that have come up in the last few years with some of my family.? But we have not been late on any bills for many years.? Please assist me in this endeavor.

Monthly net income: $ 4443

Monthly expenses:?
??Housing: $?500
??Insurance: $ 100
??Car expenses: $ 475
??Utilities: $ 130
??Phone, cable, internet: $ 85
??Food, entertainment: $ 600
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 265
??Other expenses: $ 400
Total $2605
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$220.65

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1994	Debt/Income ratio:	15%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$138,093	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cognizant-power6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt
Purpose of loan:
This loan will be used to? to help pay off a part of a credit card and finish paying off a student loan.? Since we are down to one income, we are struggling to pay off credit and a mortgage.?
My financial situation:
I am a good candidate for this loan because? we have always been on time paying our monthly bills.? This will take away a higher interest rate payment and make the monthly payment easier to manage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$272.28

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1979	Debt/Income ratio:	116%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$90,367	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thankful-credit9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal use
Purpose of loan:
This loan will be used to support my daughter while she is finishing her last semester of college and receiving a Master's Degree.

My financial situation:
I am a good candidate for this loan because I am in good financial standing.? However my daughter is now a student teacher and unfortunately cannot work.? She still has bills that need to be paid and I want to be able to help her with her situation.
Information in the Description is not verified.